SECOND AMENDMENT TO CREDIT AGREEMENT
     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of June 30, 1999 and is made by and among Titanium Metals Corporation, a Delaware corporation ("Borrower"), the undersigned financial institutions, including Bankers Trust Company, in their capacities as lenders under the Credit Agreement (as defined below) (collectively, the "Lenders," and each individually, a "Lender"), First Union National Bank (formerly known as Corestates Bank, N.A.) and Fleet Business Credit Corporation (formerly known as Sanwa Business Credit Corporation), as Co-Agents ("Co-Agents"), and Bankers Trust Company, as administrative agent ("Administrative Agent") for the Lenders.

                              W I T N E S S E T H:
     WHEREAS, Borrower, the Lenders, Co-Agents and Administrative Agent are party to that certain Credit Agreement, dated as of July 30, 1997, as amended by that certain First Amendment to Credit Agreement and Waiver dated as of May 15, 1998 (as the same has been and may be hereafter amended, restated, supplemented, extended or otherwise modified in accordance with the terms thereof, the "Credit Agreement");
     WHEREAS, Borrower has requested that the Administrative Agent and Lenders agree to the amendment and modification of certain terms of the Credit Agreement, and the Administrative Agent and Lenders are agreeable to such amendments and modifications as and to the extent set forth in this Amendment;
     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     2.   Amendments to Credit Agreement.
          (a)  The definition of  "Applicable Eurodollar Margin" set forth in
Section 1.1 of the Credit Agreement is amended by deleting such existing definition in its entirety and replacing it with the following new definition:

          "'Applicable Eurodollar Margin' means, at any date, the applicable percentage set forth below opposite the Level of Leverage Ratio as of such date:


    LEVEL OF LEVERAGE RATIO       APPLICABLE EURODOLLAR
                                         MARGIN


Level I: Leverage Ratio is less           .500%
         than 1.0 to 1

  Level II: Leverage Ratio is
equal to or greater than 1.0 to           .750%
    1 but less than 1.5 to 1

 Level III:  Leverage Ratio is
equal to or greater than 1.5 to          1.000%
    1 but less than 2.0 to 1

  Level IV: Leverage Ratio is
equal to or greater than 2.0 to          1.500%
    1 but less than 2.5 to 1

Level V: Leverage Ratio is equal
             to or                       2.000%
     greater than 2.5 to 1


; provided that (a) the Applicable Eurodollar Margin shall be that set forth above opposite Level I from the Closing Date until the first Adjustment Date occurring after the Closing Date, (b) the Applicable Eurodollar Margin determined for any Adjustment Date shall remain in effect until a subsequent Adjustment Date for which the Leverage Ratio falls within a different Level, and
(c) if the financial statements and related officer's certificate for any fiscal period are not delivered by the date due pursuant to Sections 7.1(a) and 7.1(b) or if the financial statements and other required information with respect to a Significant Acquisition are not delivered in accordance with Section 8.3(i), the Applicable Eurodollar Margin shall be that set forth above opposite Level V, in either case, until the next subsequent Adjustment Date. Notwithstanding the foregoing or anything to the contrary in this Agreement or any other Loan Document, the Applicable Eurodollar Margin shall be no less than that set forth above opposite Level IV from July 1, 1999 until the first Adjustment Date occurring after December 31, 1999."
          (b) Section 8.1 of the Credit Agreement is hereby amended by adding after clause (g) of existing Section 8.1, a new clause (h), as follows:
          " (h)     Borrower may (i) convey all or any portion of the Pabco Road
     Property to Basic Environmental Company, LLC or any successor or affiliate entity (collectively, "BEC"), and (ii) grant, incur, assume or suffer to exist, or agree to grant, incur, assume or suffer to exist, Liens in, on, or with respect to all or any part of the Pabco Road Property in favor of BEC pending or in connection with any such conveyance; provided, in each case, that such action is taken on an arm's length basis for valid business purposes, as determined in good faith by the board of directors of Borrower, and in a manner acceptable to the Administrative Agent."
          (c) Section 8.4 of the Credit Agreement is hereby amended by adding after clause (h) of existing Section 8.4, a new clause (i), as follows:
          " (i)      Borrower may make regularly scheduled quarterly dividend
     payments on the BUCS in an amount not to exceed $3.4 million per quarter."

          (d) Section 9.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               "9.2 Interest Coverage Ratio. Borrower will not permit the ratio of (i) Consolidated EBITDA for any four consecutive Fiscal Quarters ending during any period set forth below to (ii) the sum of (a) Consolidated Interest Expense and (b) Restricted Payments made in cash, in each case during any such four consecutive Fiscal Quarters, to be less than the ratio set forth opposite such period below:

               Period                                  Ratio
     The first day of the second Fiscal Quarter
     of 1997 through the last day of the second
     Fiscal Quarter of 1999                            3.0 to 1

     The first day of the third Fiscal Quarter
     of 1999 through the last day of the fourth
     Fiscal Quarter of 1999                            2.25 to 1

     The first day of the first Fiscal Quarter of
     2000 through the last day of the second
     Fiscal Quarter of 2000                            2.5 to 1

     The first day of the third Fiscal Quarter of
     2000 through the last day of the fourth
     Fiscal Quarter of 2000                            2.75 to 1

     The first day of the first Fiscal Quarter of
     2001 and thereafter                               3.0 to 1

; provided that the ratio set forth above shall be calculated after giving effect on a Pro Forma Basis to any Significant Acquisition or Significant Disposition that occurred during any applicable four Fiscal Quarter period."
          (e) Section 9.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
               "9.3 Leverage Ratio. Borrower will not permit the ratio of (i) Consolidated Debt (excluding, for purposes of this covenant, Indebtedness evidenced by the BUCS) at the end of any Fiscal Quarter ending during any period set forth below to (ii) Consolidated EBITDA for the four consecutive Fiscal Quarters then ended, to be greater than the ratio set forth opposite such period below:

               Period                                  Ratio
     The first day of the second Fiscal Quarter
     of 1997 through the last day of the fourth
     Fiscal Quarter of 2000                            3.0 to 1

     The first day of the first Fiscal Quarter of
     2001 and thereafter                               2.5 to 1

; provided that for purposes of this Section 9.3, Consolidated EBITDA shall be calculated after giving effect on a Pro Forma Basis to any Significant Acquisition or Significant Disposition that occurred during any applicable four Fiscal Quarter period."
     3. Conditions to Effectiveness. This Amendment shall become effective (with effect from the date of this Amendment) on the date (the "Amendment Effective Date") on which each of the following conditions has been satisfied:
          (a) Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by Borrower and the Required Lenders.
          (b) Acknowledgment and Agreement. The Administrative Agent shall have received, with a counterpart for each Lender, the acknowledgment and agreement (the "Acknowledgment and Agreement") attached to this Amendment, duly executed by each Subsidiary Guarantor.
          (c)  Incumbency Certificate.     The Administrative Agent shall have
received, with a counterpart for each Lender, a certificate of the Secretary or Assistant Secretary of each Credit Party, dated as of the Amendment Effective Date, as to the incumbency and signature of their respective officers executing this Amendment (including the Acknowledgment and Agreement), together with satisfactory evidence of the incumbency of each such Secretary or Assistant Secretary.
          (d) Borrower Resolutions. The Administrative Agent shall have received, with a counterpart for each Lender, copies, duly certified by the Secretary or an Assistant Secretary of Borrower, of resolutions of Borrower's Board of Directors authorizing the execution and delivery of this Amendment and the other agreements, instruments and documents contemplated hereby.
          (e) Officer's Certificate. The Administrative Agent shall have received, with a signed counterpart for each Lender, a certificate executed by a Responsible Officer of Borrower, dated as of the Amendment Effective Date, stating that (i) the representations and warranties set forth in Section 4 hereof and in the other Loan Documents are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of the date of the certificate, (ii) no Event of Default or Unmatured Event of Default has occurred and is continuing, (iii) that the conditions of clauses (b) through (f) this Section 3 have been fully satisfied, (iv) no Liens (except for Permitted Liens) have been placed against the Collateral or the Mortgaged Property since the respective dates of the searches of financing statements filed under the UCC and delivered pursuant to
Section 5.1(c) of the Credit Agreement, and (v) the terms and provisions of this Amendment and the other Loan Documents are enforceable against Borrower and the other Credit Parties, as applicable, in accordance with their respective terms.
          (f) Amendment Fee. Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders who execute and deliver this Amendment to the Administrative Agent on or before June 30, 1999 (the "Approving Lenders"), a fee in the amount of .% of the Total Commitment of the Approving Lenders. Promptly after the Amendment Effective Date, the Administrative Agent shall distribute such amount to the Approving Lenders in proportion to their respective Revolving Commitments.
          (g) Other. The Administrative Agent shall have received such other instruments, documents, agreements and financing statements and Borrower shall have taken such other actions as the Administrative Agent or Collateral Agent may reasonably request.
     4. Representations and Warranties. Borrower makes the following representations and warranties:
          (a) Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents shall each be true and correct in all material respects on and as of the Amendment Effective Date before and after giving effect to the effectiveness of this Amendment, as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties are (i) expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date or (ii) qualified by materiality, in which event such representations and warranties shall be true and correct in all respects.

          (b) Each Credit Party has the corporate, partnership or other requisite power and authority to execute, deliver and perform the terms and provisions of this Amendment (including the Acknowledgment and Agreement) and each other agreement, instrument or document executed and delivered in connection herewith to which it is a party (each, an "Amendment Document" and, collectively, the "Amendment Documents") and has taken all necessary corporate, partnership or other action to authorize the execution, delivery and performance by it of each Amendment Document to which it is a party. Each Credit Party has duly executed and delivered each Amendment Document to which it is a party.
Each Amendment Document constitutes the legal, valid and binding obligation of each Credit Party party thereto, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
          (c) As of the date hereof, there exists no Event of Default or Unmatured Event of Default under the Credit Agreement or any other Loan Document.
     5. Reference to and Effect Upon the Credit Agreement and other Loan Documents.
          (a) Except as otherwise expressly provided herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.
          (b) The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except, upon the effectiveness, of this Amendment, as specifically amended in Section 2 above or (ii) prejudice any right, power or remedy which the Administrative Agent, Collateral Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this

Agreement," "hereunder," "hereof," "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
     6. Payment of Expenses. Borrower agrees to pay all reasonable out-of-pocket costs and expenses of Administrative Agent (including reasonable attorneys' fees) in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment as more fully set forth in Section 12.4 of the Credit Agreement.
     7. No Other Amendments; Confirmation. Except as expressly modified or waived hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.
     8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     9.   Counterparts   This Amendment may be executed by one or more of the
parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
     10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                         TITANIUM METALS CORPORATION
                         By:_____________________________________
                         Name:
                         Title:
                         BANKERS TRUST COMPANY, as a Lender and as
                         Administrative Agent and Collateral Agent
                         By:_____________________________________
                         Name:
                         Title:


                              LENDERS:
                              FIRST UNION NATIONAL BANK
                              (FORMERLY KNOWN AS CORESTATES BANK, N.A.),
                              AS A CO-AGENT
                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              FLEET BUSINESS CREDIT CORPORATION
                              (FORMERLY KNOWN AS SANWA BUSINESS CREDIT
                              CORPORATION), AS A CO-AGENT
                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              BANK OF MONTREAL
                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              THE BANK OF NOVA SCOTIA


                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              BANQUE NATIONALE DE PARIS


                              By:_________________________________

                              Title:________________________________

                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              KEYBANK NATIONAL ASSOCIATION


                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              MELLON BANK, N.A.


                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              PNC BANK, N.A.


                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              SOCIETE GENERALE, SOUTHWEST AGENCY


                              By:_________________________________

                              Title:________________________________

                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK


                              By:_________________________________

                              Title:________________________________

                              LENDERS:
                              VIA BANQUE


                              By:_________________________________

                              Title:________________________________

                          ACKNOWLEDGMENT AND AGREEMENT
     Each of the undersigned hereby acknowledges and agrees to this Amendment, and agrees that the Subsidiary Guaranty or Guarantor Supplement, as the case may be, the Security Agreement or the Supplement Security Agreement, as the case may be, the Pledge Agreement or the Supplemental Domestic Pledge Agreement, as the case may be, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed as of the Amendment Effective Date.

                              TIMET CASTINGS CORPORATION
                              (A DELAWARE CORPORATION)

                              By:_____________________________________
                              Name: __________________________________
                              Title: ___________________________________


                              TITANIUM HEARTH TECHNOLOGIES, INC.

                              By:_____________________________________
                              Name: __________________________________
                              Title: ___________________________________

                              TMCA INTERNATIONAL, INC.

                              By:_____________________________________
                              Name: __________________________________
                              Title: ___________________________________

                              TIMET FINANCE MANAGEMENT COMPANY

                              By:_____________________________________
                              Name: __________________________________
                              Title: ___________________________________

                              TIMET MILLBURY CORPORATION
                              (AN OREGON CORPORATION AND FORMERLY KNOWN AS
                              TIMET CASTINGS CORPORATION)
                              By:_____________________________________
                              Name: __________________________________
                              Title: ___________________________________